Exhibit 99.1

Clever Leaves Appoints William Muecke to Board of Directors

BOCA RATON, FL, March 17, 2022 – Clever Leaves Holdings Inc. (NASDAQ: CLVR, CLVRW) (“Clever Leaves” or the “Company”), a leading multinational operator and licensed producer of pharmaceutical-grade cannabinoids, announced that it has appointed William Muecke to its board of directors, effective March 25, 2022, to fill the vacancy resulting from the previously announced departure of Kyle Detwiler, the Company’s current chairman and CEO, effective March 24, 2022. Muecke was also appointed to the board’s nominating and governance committee, as well as its compensation committee.

Muecke is a co-founder and managing member of Artemis Growth Partners, an impact-focused ESG cannabis investment fund with $350+ million of assets under management, where he has led since 2017. Prior to founding Artemis Growth Partners, Muecke was a co-founder and managing partner of CoreCo Private Equity, which was named as a “Best for the World” impact investment fund by Global Impact Investment Rating System’s B Analytics in 2017. He previously held senior leadership positions at Donaldson, Lufkin & Jenrette and at Goldman, Sachs & Co., where he served as global co-head of the mobile data sector in the communications, media, and entertainment group, and as managing director and global co-head of the healthcare services sector in the healthcare investment banking group.

With nearly 30 years of experience in global finance, he brings extensive expertise in banking advisory, restructuring, debt and equity funding, and merger negotiations across a wide variety of U.S. and international industries, with specific expertise in global cannabis markets and investing. Muecke received his Bachelor of Arts degree in English with a minor in Honors Chemistry from Cornell University, and he is a graduate of the FALCon Program in Japanese at Cornell’s Graduate School.

“As a corporate finance, cannabis, and healthcare veteran, Will is a welcome addition to our board as we prepare to enter our next phase of growth,” said Andres Fajardo, who will succeed Detwiler as CEO of Clever Leaves effective March 24, 2022. “His deep experience supporting companies across the value chain within the global cannabis sector—with consideration to emerging ESG trends—aligns with our refined strategic focus for 2022 and beyond. We look forward to leveraging his comprehensive industry expertise and network of executive connections in the finance community as we propel Clever Leaves towards its long-term potential.”

Commenting on his appointment, Muecke said: “With Clever Leaves’ ability to leverage its cost-efficient business model into significant commercial execution, I believe it’s very well-positioned in the global pharmaceutical cannabinoid market. With my experience in the European and Latin American markets, I am committed to enhancing our cost advantages even further as we deepen our foothold within these key regions. I look forward to supporting the board and management team as we work to create shareholder value and strengthen the Company’s position within the international cannabis industry.”

About Clever Leaves Holdings Inc.

Clever Leaves is a leading multinational operator and licensed producer of pharmaceutical-grade cannabinoids. Its operations in Colombia and Portugal produce cannabinoid active pharmaceutical ingredients (API) and finished products in flower and extract form to a growing base of B2B customers around the globe. Clever Leaves aims to disrupt the traditional cannabis production industry by leveraging environmentally sustainable, ESG-friendly, industrial-scale and low-cost production methods, with the world’s most stringent pharmaceutical quality certifications. For more information, please visit https://cleverleaves.com/en/home/ and follow Clever Leaves on Twitter (@clever_leaves) and LinkedIn (https://www.linkedin.com/company/clever-leaves).

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “opportunity,” “outlook,” “pipeline,” “plan,” “predict,” “potential,” “projected,” “seek,” “seem,” “should,” “will,” “would” and similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements as well as our outlook for 2022 are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Important factors that may affect actual results or the achievability of the Company’s expectations include, but are not limited to: (i) expectations with respect to future operating and financial performance and growth, including if or when Clever Leaves will become profitable; (ii) Clever Leaves’ ability to execute its business plans and strategy (including its goals in its six key markets) and to receive regulatory approvals; (iii) Clever Leaves’ ability to capitalize on expected market opportunities, including the timing and extent to which cannabis is legalized in various jurisdictions; (iv) global economic and business conditions, including recent economic sanctions against Russia and their effects on the global economy; (v) geopolitical events (including the ongoing military conflict between Russia and Ukraine), natural disasters, acts of God and pandemics, including the economic and operational disruptions and other effects of COVID-19 such as the global supply chain crisis, travel restrictions, delays or disruptions to physical shipments (including outright bans on imported products), delays in issuing licenses and permits, delays in hiring necessary personnel to carry out sales, cultivation and other tasks, and financial pressures upon Clever Leaves and its customers; (vi) regulatory developments in key markets for the company's products, including international regulatory agency coordination and increased quality standards imposed by certain health regulatory agencies, and failure to otherwise comply with laws and regulations; (vii) uncertainty with respect to the requirements applicable to certain cannabis products as well as the permissibility of sample shipments, and other risks and uncertainties; (viii) consumer, legislative, and regulatory sentiment or perception regarding Clever Leaves’ products; (ix) lack of regulatory approval and market acceptance of Clever Leaves’ new products, which may impede our ability to successfully commercialize our CBD brand in the United States; (x) the extent to which Clever Leaves’ is able to monetize its existing THC market quota within Colombia; (xi) product liability claims exposure; (xii) lack of a history and experience operating a business on a large scale and across multiple jurisdictions; (xiii) changes in currency exchange rates and interest rates; (xiv) weather and agricultural conditions and their impact on the Company’s cultivation and construction plans; (xv) Clever Leaves’ ability to hire and retain skilled personnel in the jurisdictions where it operates; (xvi) Clever Leaves’ rapid growth, including growth in personnel; (xvii) Clever Leaves’ ability to remediate a material weakness in its internal control cover financial reporting and to develop and maintain effective internal and disclosure controls; (xviii) potential litigation; (xix) access to additional financing; and (xx) completion of our construction initiatives on time and on budget. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Clever Leaves’ most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Clever Leaves and attributable to Clever Leaves or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Clever Leaves expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Clever Leaves Investor Inquiries:
Cody Slach and Jackie Keshner
Gateway Group, Inc.
+1-949-574-3860
CLVR@gatewayir.com

Clever Leaves Press Contacts:
Rich DiGregorio
KCSA Strategic Communications
+1-856-889-7351
cleverleaves@kcsa.com

Diana Sigüenza
Strategic Communications Director
+57-310-236-8830
diana.siguenza@cleverleaves.com

Clever Leaves Commercial Inquiries:
Andrew Miller
Vice President Sales - EMEA, North America, and Asia-Pacific
+1-416-817-1336
andrew.miller@cleverleaves.com